Exhibit 99.1

eGain Reports Improved Profitability and Operating Cash Flow in Q1 2024

Company Extends Stock Repurchase Program

Sunnyvale, CA (November 2, 2023) – eGain (Nasdaq: EGAN), a knowledge automation platform for customer engagement, today announced financial results for its fiscal 2024 first quarter ended September 30, 2023.

“We delivered top and bottom-line results ahead of both our projections and street expectations,” said Ashu Roy, eGain’s CEO. “Our disciplined execution significantly improved profitability and operating cash flow in the quarter. And our recently launched eGain AssistGPT™ solution, the first-of-its-kind to automate knowledge for customer engagement, is being enthusiastically received by the market.”

Fiscal 2024 First Quarter Financial Highlights

●	Total revenue was $24.2 million, down 2% year over year.
●	GAAP net income was $2.6 million, or $0.08 per share on a basic and diluted basis, up from GAAP net loss of $16,000, or $0.00 per share on a basic and diluted basis in Q1 2023.
●	Non-GAAP net income was $3.8 million, or $0.12 per share on a basic and diluted basis, up from non-GAAP net income of $2.0 million, or $0.06 per share on a basic and diluted basis in Q1 2023.
●	Cash provided by operations was $8.1 million, or an operating cash flow margin of 34%.
●	Total cash and cash equivalents were $79.8 million, up from $73.2 million in Q4 2023.
●	Adjusted EBITDA was $2.8 million compared to $1.6 million in Q1 2023.
●	Total shares purchased through the repurchase program were approximately 83,000 at an average cost per share of $6.23, totaling $517,000.

Fiscal 2024 Second Quarter Financial Guidance

For the second quarter of fiscal 2024 ending December 31, 2023, eGain expects:

●	Total revenue of between $23.0 million to $23.6 million.
●	GAAP net income of $800,000 to $1.4 million, or $0.03 to $0.04 per share.
o	Includes stock-based compensation expense of approximately $1.5 million.
o	Includes depreciation and amortization of approximately $125,000.
●	Non-GAAP net income of $2.3 million to $2.9 million, or $0.07 to $0.09 per share.

Fiscal 2024 Financial Guidance

For the fiscal 2024 full year ending June 30, 2024, eGain expects:

●	Total revenue of between $96.0 million to $98.0 million.
●	GAAP net income of $6.6 million to $7.1 million, or $0.20 to $0.22 per share.
o	Includes stock-based compensation expense of approximately $5.5 million.
o	Includes depreciation and amortization of approximately $500,000.
●	Non-GAAP net income of $12.1 million to $12.6 million, or $0.37 to $0.39 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 31.6 million for the second quarter of fiscal 2024 and 32.3 million for the full fiscal year 2024.

Extension of Stock Repurchase Program

Our board of directors has amended our stock repurchase program that was originally effective on November 14, 2022, to extend the term by an additional year, until November 14, 2024. Under the stock repurchase program, eGain may purchase shares up to an aggregate of $20 million shares of common stock on a discretionary basis from time to time through open market transactions or privately negotiated transactions at prices deemed appropriate by eGain. In addition, at the discretion of eGain, open market repurchase of common stock may also be made under a Rule 10b5-1 plan, which would permit common stock to be repurchased when the company might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions.

The timing and number of shares repurchased will be determined based on an evaluation of market conditions and other factors, including stock price, trading volume, general business and market conditions, and the availability of capital. The extended stock repurchase program is effective immediately, does not obligate eGain to acquire a specified number of shares and may be modified, suspended, or discontinued at any time at eGain’s discretion without notice.

The stock repurchase program will be funded using existing cash or future cash flows.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including non-GAAP net income. Non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our income tax provision and believes the change in our income tax provision would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this presentation includes eGain’s projected non-GAAP net income for future periods, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation to eGain’s projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2024 first quarter results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 9305614.

About eGain

eGain Knowledge Hub automates and orchestrates customer engagement across touch points. Powered by AI and analytics, our secure cloud solution delivers personalized digital-first experiences, quick business value, and easy innovation. Visit www.egain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the second quarter of fiscal 2024 and fiscal 2024 full year ending June 30, 2024; our market opportunity; and statements regarding the timing, scope, and funding of our stock repurchase program. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the second quarter of fiscal 2024 and fiscal 2024 full year ending June 30, 2024. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	September 30,	June 30,
	2023	2023
ASSETS
Current assets:
Cash and cash equivalents	$79,827	$73,201
Restricted cash	7	7
Accounts receivable, less provision for credit losses of $121 and $237 as of September 30, 2023 and June 30, 2023, respectively	18,420	31,569
Costs capitalized to obtain revenue contracts, net	1,231	1,317
Prepaid expenses	2,578	2,466
Other current assets	1,304	1,268
Total current assets	103,367	109,828
Property and equipment, net	551	633
Operating lease right-of-use assets	2,497	2,797
Costs capitalized to obtain revenue contracts, net of current portion	1,938	2,318
Goodwill	13,186	13,186
Other assets, net	1,427	1,355
Total assets	$122,966	$130,117

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$853	$2,044
Accrued compensation	5,931	7,697
Accrued liabilities	4,406	5,387
Operating lease liabilities	689	832
Deferred revenue	41,959	47,762
Total current liabilities	53,838	63,722
Deferred revenue, net of current portion	2,413	2,101
Operating lease liabilities, net of current portion	1,617	1,762
Other long-term liabilities	833	836
Total liabilities	58,701	68,421
Stockholders' equity:
Common stock, par value $0.001 - authorized: 60,000 shares; issued: 32,269 and 32,268 shares; outstanding: 31,400 and 31,482 shares as of September 30, 2023 and June 30, 2023, respectively	32	32
Additional paid-in capital	402,299	401,087
Treasury stock, at cost: 869 and 786 common shares as of September 30, 2023 and June 30, 2023, respectively.	(6,280)	(5,763)
Notes receivable from stockholders	(64)	(97)
Accumulated other comprehensive loss	(2,877)	(2,122)
Accumulated deficit	(328,845)	(331,441)
Total stockholders' equity	64,265	61,696
Total liabilities and stockholders' equity	$122,966	$130,117

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,
	2023	2022
Revenue:
Subscription	$22,323	$22,923
Professional services	1,853	1,840
Total revenue	24,176	24,763
Cost of revenue:
Cost of subscription	5,047	3,978
Cost of professional services	1,791	2,304
Total cost of revenue	6,838	6,282
Gross profit	17,338	18,481

Operating expenses:
Research and development	6,632	6,874
Sales and marketing	6,104	9,459
General and administrative	3,186	2,818
Total operating expenses	15,922	19,151
Income (loss) from operations	1,416	(670)
Interest income	949	286
Other income, net	610	810
Income before income tax provision	2,975	426
Income tax provision	(379)	(442)
Net income (loss)	$2,596	$(16)

Per share information:
Earnings (loss) per share:
Basic	$0.08	$(0.00)
Diluted	$0.08	$(0.00)
Weighted-average shares used in computation:
Basic	31,479	31,933
Diluted	32,136	31,933

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$297	$430
Research and development	397	571
Sales and marketing	159	531
General and administrative	355	533
Total stock-based compensation	$1,208	$2,065

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,
	2023	2022
Income (loss) from operations	$1,416	$(670)
Add:
Stock-based compensation	1,208	2,065
Non-GAAP income from operations	$2,624	$1,395

	Three Months Ended September 30,
	2023	2022
Net income (loss)	$2,596	$(16)
Add:
Stock-based compensation	1,208	2,065
Non-GAAP net income	$3,804	$2,049

Per share information:
Non-GAAP earnings per share:
Basic	$0.12	$0.06
Diluted	$0.12	$0.06
Weighted-average shares used in computation:
Basic	31,479	31,933
Diluted	32,136	32,891

	Three Months Ended
	September 30,
	2023	2022
Net income (loss)	$2,596	$(16)
Add:
Depreciation and amortization	107	126
Stock-based compensation expense	1,208	2,065
Interest income	(949)	(286)
Provision for income taxes	379	442
Other income, net	(610)	(810)
Severance and related charges	81	65
Adjusted EBITDA	$2,812	$1,586

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended September 30,		Growth Rates	Constant Currency Growth Rates [1]
	2023	2022
Revenue:
SaaS revenue	$22,256	$22,628	(2%)	(3%)
Legacy revenue	67	295	(77%)	(78%)
GAAP subscription	22,323	22,923	(3%)	(4%)
GAAP professional services	1,853	1,840	1%	(1%)
Total GAAP revenue	$24,176	$24,763	(2%)	(4%)

SaaS and professional services revenue:
SaaS revenue	$22,256	$22,628	(2%)	(3%)
Professional Services	1,853	1,840	1%	(1%)
Total SaaS and professional services revenue	$24,109	$24,468	(1%)	(3%)

Cost of Revenue:
GAAP subscription	$5,047	$3,978
Add back:
Non-GAAP subscription	$5,047	$3,978

GAAP professional services	$1,791	$2,304
Add back:
Stock-based compensation	(297)	(430)
Non-GAAP professional services	$1,494	$1,874

GAAP total cost of revenue	$6,838	$6,282
Add back:
Stock-based compensation	(297)	(430)
Non-GAAP total cost of revenue	$6,541	$5,852	12%	11%

Gross Profit:
Non-GAAP subscription	$17,276	$18,945
Non-GAAP professional services	359	(34)
Non-GAAP gross profit	$17,635	$18,911	(7%)	(9%)

Operating expenses:
GAAP research and development	$6,632	$6,874
Add back:
Stock-based compensation expense	(397)	(571)
Non-GAAP research and development	$6,235	$6,303	(1%)	(1%)

GAAP sales and marketing	$6,104	$9,459
Add back:
Stock-based compensation expense	(159)	(531)
Non-GAAP sales and marketing	$5,945	$8,928	(33%)	(35%)

GAAP general and administrative	$3,186	$2,818
Add back:
Stock-based compensation expense	(355)	(533)
Non-GAAP general and administrative	$2,831	$2,285	24%	22%

GAAP operating expenses	$15,922	$19,151
Add back:
Stock-based compensation expense	(911)	(1,635)
Non-GAAP operating expenses	$15,011	$17,516	(14%)	(15%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.